Ministério da Fazenda

TESOURONACIONAL

Secretaria do Tesouro Nacional
Coordenação-Geral de Controle da Dívida Pública - CODIV

GRU 8009284

A pedido da **Sra. MARLI MANTOVANI GARRIGOS**, brasileira, casada, portadora do CPF/MF nº 058.715.528-03 e do RG Nº 21.644.058-0-SSP / SP, residente e domiciliando na Rua Argentina, Nº 625, Osvaldo Cruz – São Paulo, certificamos que se encontram devidamente regularizadas as Letras do Tesouro Nacional – LTN, série H, números **304933, 304934, 304935, 304936, 304937, 304938** e **304939,** em que se faz constar nesta Secretaria do Tesouro Nacional à respectiva Cadeia Dominial, Legado e reconhecimento de legado dos referidos títulos históricos, emitidos e transferidos originalmente em 07/06/1972 para o **Sr. UBIRATAN SALGADO DE FIGUEIREDO, CPF/MF nº 060.725.517-00**, conforme atestam os documentos "Certificado do Tesouro Nacional" e "Guia de Recebimento" de cada LTN, e transmitido a cessão dos direitos, em 1994 por doações do seu avô, para o **Sr.UBIRATAN SALGADO DE FIGUEIREDO NETO CPF/MF nº 061.130.197-05**, em 2012 para Sr. **FRANCISCO CARLOS FRAZIN COELHO** portador do CPF/MF. Nº. 276.644.999-44, e transmitido a cessão dos direitos em 2013, para a requerente **SRA° MARLI MANTOVANI GUARRIGOS** portadora do CPF/MF nº 058.715.528-03 e do RG Nº 21.644.058-0-SSP / SP, conforme o contrato firmado entre as partes, os Títulos livres e desembaraçados de quaisquer. Os títulos históricos supram denominadas Letras do Tesouro Nacional, que foram emitidas em 1972 e possuem a numeração e serie devidamente regular. O Decreto Lei número 1.079 de 29 de janeiro de 1970, autorizou a emissão das referidas Letra do Tesouro Nacional para custear programas nas áreas de ciência e tecnologia, saúde, defesa nacional, segurança pública e do meio ambiente, aprovados pelo Excelentíssimo Senhor Presidente da Republica General Emilio Garrastazu Médici. A Secretaria do Tesouro Nacional informa que os referidos Títulos históricos estão regularizados pelo Decreto Lei 6.019 de 23/11/1943, e posterior Decreto Lei nº 10.179 de 06/02/2001, e em sua ultima revalidação, com resgate total para 2036 ao detentor do titulo devidamente documentado, neste ato, atendendo solicitação do requerente, afirmamos serem verdadeiras todas as informações contidas nesta certidão.

Tesouro Nacional
10 JUL. 2013
CODIV - STN

Portal da Transparência

FEDERAL REPUBLIC OF BRAZIL
National Treasury Secretary
General Coordination for the Control of Public Debt - CODIV

GRU 8009284

At the request of the company Mrs. MARLI MANTOVANI GARRIGOS Brazilian, married, bearer of CPF/MF No: 058.715.528-03 and RG no: 21.644.058-0-SSP / P, resides and domiciled at Rua Argenntina, no:625,Oswaldo Cruz - Sao paulo, certify that this duly regularized Letra do Tesouro Nacional or National Treasury Bill - LTN, Series H, numbers 304933, 304934, 304935, 304936, 304937, 304938 and 304939, which is in the National Treasury its chain of ownership, Legacy and Legacy Recognition of this Historic Title , originally issued and transferred on 07/06/1972 to Mr. UBIRATAN SALGADO DE FIGUEIREDO, enrolled with the CPF/MF 060725517-00, as attested documents "Certified Treasury and Guide Receipt "of each LTN and transmitted the cession of rights, in 1994 by donation from his grandfather to Mr. UBIRATAN SALGADO DE FIGUEIREDO NETO, CPF/MF 061130197-05, in 2012 to Mr FRANCISCO CARLOS FRAZIN COELHO bearer of CPF / MF no: 21.644,999-44 transmitted the cession of rights on 2013, for the applicant MRS MARLI MANTOVANI GARRIGOS BEARER OF , CPF/MF NO: 058.715.528-03 and RG no: 21.644.058-0-SSP / P, Pursuant signed contract between the parties title free and clear of any burdens or charges and any nature, which consist of a Declaration of Income Tax. The historic title above named Letra do Tesouro Nacional or National Treasury Bill – LTN was issued in 1972 and has serial numbering and properly regulate. The Decree Law number 1.079 of 29 January 1970, authorized the issuance of said Letra do Tesouro Nacional or National Treasury Bill – LTN to fund programs in the
areas of science and technology, health, national defense, payments to pensioners, compensation for theservitude areas, security public and the environment, approved and authorized by the Excellency Mr.President of Republic General Emilio Garrastazu Medici. The Secretary of the National Treasury states this historic title regularized by Decree Law number 6.019 of 23/11/1943, and posterior law decree no: 10.179 of 06/02/2001,and its revalidation, with total withdrawal to the 2036 title destentor didvidamente documented nesteato, given the solicitation reguerente affirm to be true all the information contained in this Certificate.

Received, aware in 10/July / 2013
Portal Transparency
www.tesouro.gov.br
Esplanda dos Ministérios, Headquarter of the Ministry of Finance, Block P-CEP 70048-900 Brazil-DF